UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 14, 2014

Immune Pharmaceuticals Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-51290	52-1841431
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation)	File Number)	Identification No.)

Cambridge Innovation Center, One Broadway, 14th Floor, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 606-3500

708 Third Avenue, Suite 210, New York, New York 10017
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 14, 2014, Immune Pharmaceuticals, Inc. issued a press release announcing certain financial results for the second quarter ended June 30, 2014. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

99.1    Press Release, dated August 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE PHARMACEUTICALS INC.

Dated: August 14, 2014

	By:	/s/ Daniel G. Teper
		Name:	Daniel G. Teper
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 14, 2014